REPORT OF THE DIRECTORS AND

                              FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 28 FEBRUARY 1998

                                       FOR

                            CRESCENT LIGHTING LIMITED

                            CRESCENT LIGHTING LIMITED


                        INDEX TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 28 FEBRUARY 1998


                                                                 Page

        Company Information                                         1

        Report of the Directors                                     2

        Report of the Auditors                                      3

        Profit and Loss Account                                     4

        Balance Sheet                                               5

        Notes to the Financial Statements                           6

        Trading and Profit and Loss Account                        11

                            CRESCENT LIGHTING LIMITED

                               COMPANY INFORMATION
                       FOR THE YEAR ENDED 28 FEBRUARY 1998


          DIRECTORS:                      M B Morrison
                                          C B Bertrand
                                          M Perman
                                          B Barritt





           SECRETARY:                     MB Morrison





           REGISTERED OFFICE:             Mountbarrow House
                                          12 Elizabeth Street
                                          London
                                          SW1W 9RB





           REGISTERED NUMBER:             2297342 (England and Wales)





           AUDITORS:                      Wheawill & Sudworth
                                          Chartered Accountants
                                          & Registered Auditors
                                          Mountbarrow House
                                          12 Elizabeth Street
                                          London
                                          SW1W 9RB

                            CRESCENT LIGHTING LIMITED

                             REPORT OF THE DIRECTORS
                       FOR THE YEAR ENDED 28 FEBRUARY 1998

The directors present their report with the financial statements of the company for the year ended 28 February 1998.

PRINCIPAL ACTIVITIES

The principal activities of the company in the year under review were those of the sale of lighting, fixtures and fittings.

DIRECTORS

The directors during the year under review were:

M B Morrison
C B Bertrand
M Perman
B Barritt

The beneficial interests of the directors holding office on 28 February 1998 in the issued share capital of the company were as follows:

                                                 28.2.98                  1.3.97
Ordinary (pound)1 shares

M B Morrison                                         50                       50
C B Bertrand                                         50                       50
M Perman                                             --                       --
B Barritt                                            --                       --

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

- select suitable accounting  policies and then apply them consistently;

- make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

The auditors, Wheawill & Sudworth, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.


ON BEHALF OF THE BOARD:


/s/ MB Morrison
--------------------------
MB Morrison - SECRETARY

Dated: 4th October 98

                            CRESCENT LIGHTING LIMITED

                  REPORT OF THE AUDITORS TO THE SHAREHOLDERS OF
                            CRESCENT LIGHTING LIMITED

We have audited the financial statements on pages four to ten which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities, under the historical cost convention and the accounting policies set out on page six.

Respective responsibilities of directors and auditors

As described on page two the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 28 February 1998 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ Wheawill & Sudworth

Wheawill & Sudworth
Chartered Accountants
& Registered Auditors
Mountbarrow House
12 Elizabeth Street
London
SW1W 9RB                                  Dated: 4th October 1998

                                        CRESCENT LIGHTING LIMITED

                                         PROFIT AND LOSS ACCOUNT
                                   FOR THE YEAR ENDED 28 FEBRUARY 1998

                                                                    28.2.98                      28.2.97
                                                                 -----------                    ---------
                                       Notes                         (pound)                      (pound)

TURNOVER                                   2                       2,416,096                    1,760,942
Cost of sales                                                      1,326,828                    1,019,161
                                                              --------------               --------------
GROSS PROFIT                                                       1,089,268                      741,781
Administrative expenses                                              746,582                      558,715
                                                              --------------               --------------
                                                                     342,686                      183,066
Other operating income                                                    --                            4
                                                              --------------               --------------
OPERATING PROFIT                           3                         342,686                      183,070
Interest receivable and
similar income                             4                           8,110                        2,175
                                                              --------------               --------------
                                                                     350,796                      185,245
Interest payable and
similar charges                                                        1,295                        2,436
                                                              --------------               --------------
PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                      349,501                      182,809
Tax on profit on ordinary
activities                                 5                          82,985                       44,877
                                                              --------------               --------------
PROFIT FOR THE FINANCIAL YEAR
AFTER TAXATION                                                       266,516                      137,932
Retained profit brought forward                                      280,484                      142,552
                                                              --------------               --------------
RETAINED PROFIT CARRIED FORWARD                               (pound)547,000               (pound)280,484
                                                              ==============               ==============


                            The notes form part of these financial statements

                                             CRESCENT LIGHTING LIMITED

                                                   BALANCE SHEET
                                                  28 FEBRUARY 1998


                                                               28.2.98                            28.2.97
                                                      --------------------------        ---------------------------
                                        Notes         (pound)            (pound)        (pound)             (pound)
FIXED ASSETS:
Tangible assets                           6                               48,716                             42,168

CURRENT ASSETS:
Stocks                                                228,123                           112,830
Debtors                                   7           370,330                           261,836
Cash at bank and in hand                              311,825                           166,970
                                                      -------                           -------
                                                      910,278                           541,636
CREDITORS: Amounts falling
due within one year                       8           411,894                           297,223
                                                      -------                           -------
NET CURRENT ASSETS:                                                      498,384                            244,413
                                                                  --------------                     --------------

TOTAL ASSETS LESS CURRENT
LIABILITIES:                                                             547,100                            286,581

CREDITORS: Amounts falling
due after more than one year              9                                   --                              5,997
                                                                  --------------                     --------------
                                                                  (pound)547,100                     (pound)280,584
                                                                  ==============                     ==============

CAPITAL AND RESERVES:
Called up share capital                  11                                  100                                100
Profit and loss account                                                  547,000                            280,484
                                                                  --------------                     --------------
Shareholders' funds                                               (pound)547,100                     (pound)280,584
                                                                  ==============                     ==============


These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities.

ON BEHALF OF THE BOARD:

/s/ MB Morrison
---------------------------
 - DIRECTOR

Approved by the Board on  4th October 98.

                The notes form part of these financial statements

                           CRESCENT LIGHTING LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 28 FEBRUARY 1998

1. ACCOUNTING POLICIES

       Accounting convention

       The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities.

       Turnover

       Turnover represents net invoiced sales of goods, excluding value added tax.

       Tangible fixed assets

       Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

       Fixtures & fittings     - 20% on cost
       Tooling                 - 25% on cost
       Office equipment        - 20% on cost
       Motor vehicles          - 25% on cost
       Computer equipment      - 33% on cost

       Stocks

       Stock is valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

       Deferred  taxation

       Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

       Hire purchase and leasing commitments

       Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

       The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

       Rentals paid under operating leases are charged to the profit and loss account as incurred.

       Pensions

       The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

2. TURNOVER

       The turnover and profit before taxation are attributable to the principal activities of the company.

       Included in the turnover figure in the financial statements are exports, which amounted to 58.3% (1997-52.6%) of turnover.

                                        CRESCENT LIGHTING LIMITED

                                    NOTES TO THE FINANCIAL STATEMENTS
                                   FOR THE YEAR ENDED 28 FEBRUARY 1998

 3.    OPERATING PROFIT

       The operating profit is stated after charging/(crediting):
                                                                                   28.2.98        28.2.97
                                                                                    (pound)        (pound)
       Depreciation - owned assets                                                  28,384         16,078
       Depreciation - assets on hire purchase contracts                                  -          4,524
       (Profit)/Loss on disposal of fixed assets                                      (108)           139
       Auditors' remuneration                                                        9,505          4,520
       Pension costs                                                                71,009         41,600
                                                                                   =======        =======

       Directors' emoluments and other benefits etc                                196,132        154,978
                                                                                   =======        =======


 4.    INTEREST RECEIVABLE AND SIMILAR INCOME
                                                                                   28.2.98        28.2.97
                                                                                    (pound)        (pound)
       Deposit account interest                                                      8,110          2,175
                                                                                   =======        =======


5. TAXATION

       The tax charge on the profit on ordinary activities
       for the year was as follows:
                                                                                   28.2.98        28.2.97
                                                                                    (pound)        (pound)
       UK Corporation Tax                                                           82,444         44,877
       Tax under/(over) provided in
       previous years                                                                  541             --
                                                                                   -------        -------
                                                                                    82,985         44,877
                                                                                   =======        =======


       UK Corporation Tax has been charged at 24.15% (1997 - 24 .08%).

                            CRESCENT LIGHTING LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 28 FEBRUARY 1998

 6.    TANGIBLE FIXED ASSETS
                                         Fixtures                       Office
                                        & fittings       Tooling       equipment
                                        ----------       -------       ---------
                                          (pound)        (pound)        (pound)
       COST:
       At 1 March 1997                     4,769          4,980         10,686
       Additions                           3,872             --          2,204
                                         -------         ------        -------
       At 28 February 1998                 8,641          4,980         12,890
                                         -------         ------        -------

       DEPRECIATION:
       At 1 March 1997                     4,769          1,864         10,404
       Charge for year                       774          1,245            512
                                         -------         ------        -------
       At 28 February 1998                 5,543          3,109         10,916
                                         -------         ------        -------

       NET BOOK VALUE:
       At 28 February 1998                 3,098          1,871          1,974
                                         =======         ======        =======
       At 28 February 1997                    --          3,116            282
                                         =======         ======        =======


                                          Motor         Computer
                                         vehicles       equipment       Totals
                                        ----------      ---------      ---------
                                          (pound)        (pound)        (pound)
       COST:
       At 1 March 1997                    56,579         29,928        106,942
       Additions                          10,250         24,999         41,325
       Disposals                         (12,782)            --        (12,782)
                                         -------         ------        -------
       At 28 February 1998                54,047         54,927        135,485
                                         -------         ------        -------

       DEPRECIATION:
       At 1 March 1997                    24,137         23,601         64,775
       Charge for year                    12,658         13,195         28,384
       Eliminated on disposals            (6,390)            --         (6,390)
                                         -------         ------        -------
       At 28 February 1998                30,405         36,796         86,769
                                         -------         ------        -------

       NET BOOK VALUE:
       At 28 February 1998                23,642         18,131         48,716
                                         =======         ======        =======
       At 28 February 1997                32,442          6,328         42,168
                                         =======         ======        =======

                            CRESCENT LIGHTING LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 28 FEBRUARY 1998

 6.    TANGIBLE FIXED ASSETS - continued

       Fixed assets, included in the above, which are held under hire purchase contracts are as follows:
                                                                    Motor
                                                                   vehicles
                                                                   --------
                                                                    (pound)
       COST:
       At 1 March 1997                                              18,098
       Transferred to ownership                                    (18,098)
                                                                   -------

       At 28 February 1998                                              --
                                                                   -------

       DEPRECIATION:
       At 1 March 1997                                              13,572
       Transferred to ownership                                    (13,572)
                                                                   -------

       At 28 February 1998                                              --
                                                                   -------

       NET BOOK VALUE:
       At 28 February 1998                                              --
                                                                   =======
       At 28 February 1997                                           4,526
                                                                   =======


7.     DEBTORS: AMOUNTS FALLING
       DUE WITHIN ONE YEAR
                                                    28.2.98        28.2.97
                                                    (pound)        (pound)

       Trade debtors                                344,404        246,486
       Other debtors                                 21,981         13,144
       Prepayments                                    3,945          2,206
                                                    -------        -------
                                                    370,330        261,836
                                                    =======        =======


 8.    CREDITORS: AMOUNTS FALLING
       DUE WITHIN ONE YEAR
                                                    28.2.98        28.2.97
                                                    (pound)        (pound)
       Hire purchase contracts                            -          2,322
       Trade creditors                              244,748        161,932
       Directors current accounts                         -         38,374
       Other creditors                                    -         19,121
       Other tax and social security                  9,019          7,625
       Taxation                                      82,444         44,964
       Accrued expenses                              75,683         22,885
                                                    -------        -------
                                                    411,894        297,223
                                                    =======        =======

                            CRESCENT LIGHTING LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 28 FEBRUARY 1998

 9.    CREDITORS: AMOUNTS FALLING
       DUE AFTER MORE THAN ONE YEAR
                                                                                   28.2.98        28.2.97
                                                                                   (pound)        (pound)
       Hire purchase contracts                                                         --          5,997
                                                                                   =======        =======


 10.   OPERATING LEASE COMMITMENTS

       The following payments are committed to be paid within one year:
                                                                                   28.2.98        28.2.97
                                                                                   (pound)        (pound)
       Expiring:
       Between one and five years                                                      --            748
                                                                                   =======        =======


 11.   CALLED UP SHARE CAPITAL
       Authorised, allotted, issued and fully paid:
       Number:        Class:                                     Nominal           28.2.98        28.2.97
                                                                  value:           (pound)        (pound)
       100            Ordinary                                  (pound)1               100            100
                                                                                   =======        =======


 12.   PENSION COMMITMENTS

       The company operates a defined contribution pension scheme on behalf of its directors and certain employees. The assets of the scheme are held separately from those of the company in an independently administered fund. Contributions are paid based upon the recommendation of a qualified actuary. The annual commitment under this scheme is for contributions of (pound)71,009 (1997: (pound)41,600).

                                        CRESCENT LIGHTING LIMITED

                                   TRADING AND PROFIT AND LOSS ACCOUNT
                                   FOR THE YEAR ENDED 28 FEBRUARY 1998

                                                            28.2.98                      28.2.97
                                                   -------------------------     ------------------------
                                                     (pound)        (pound)       (pound)        (pound)
Income:
Turnover                                            2,390,619                    1,705,091
Commission received                                    25,477                       55,851
                                                    ---------     2,416,096      ---------     1,760,942

Cost of sales:
Opening stock                                         107,002                      124,641
Purchases                                           1,434,196                    1,000,133
Royalty payments                                       13,753                        1,389
                                                    ---------                    ---------
                                                    1,554,951                    1,126,163
Closing stock                                        (228,123)                    (107,002)
                                                    ---------     1,326,828      ---------      1,019,161
                                                                  ---------                     ---------
GROSS PROFIT                                                      1,089,268                       741,781

Other income:
Discounts received                                         --                            4
Deposit account interest                                8,110                        2,175
                                                    ---------         8,110      ---------          2,179
                                                                  ---------                     ---------
                                                                  1,097,378                       743,960

Expenditure:
Directors' remuneration                               196,132                      154,978
Social security                                        19,578                       15,747
Pension contributions                                  71,009                       41,600
Wages                                                 162,214                       98,176
Social security                                        14,751                       15,786
Printing & stationery                                   7,515                        6,917
Telephone, telex & fax                                  9,790                        9,931
Postage & carriage                                      5,556                        4,661
Motor expenses                                         12,928                       12,245
Other operating leases                                     --                          748
Hire of equipment                                         187                           --
Repairs and renewals                                    1,794                        2,524
Sundry expenses                                         8,366                        5,677
Audit & accountancy                                     9,505                        4,520
Consultancy fees                                           --                        6,750
Professional fees & insurance                             355                        2,470
Subsistence                                             7,140                        3,952
Computer costs                                            793                           --
Travel & entertainment                                 16,471                       14,393
Commission paid                                        20,397                       24,151
Advertising & publicity                                42,162                       13,032
Bad debts                                               4,094                           83
Design & development work                               4,752                        1,256
Discounts allowed                                       8,636                        4,340
Freight & insurance                                    46,210                       35,673
                                                    ---------      ---------     ----------      ---------
Carried forward                                       670,335      1,097,378       479,610         743,960

                    This page does not form part of the statutory financial statements

                                        CRESCENT LIGHTING LIMITED

                                   TRADING AND PROFIT AND LOSS ACCOUNT
                                   FOR THE YEAR ENDED 28 FEBRUARY 1998
                                                            28.2.98                      28.2.97
                                                   -------------------------     ------------------------
                                                     (pound)        (pound)       (pound)        (pound)
Brought forward                                       670,335      1,097,378       479,610        743,960
Subscriptions & donations                                 358                          174
Rent & rates                                           29,481                       28,479
Insurance                                              11,423                       22,508
Light and heat                                          1,714                        1,604
                                                    ---------       713,311      ---------        532,375
                                                                  ---------                     ---------
                                                                    384,067                       211,585

Finance costs:
Hire purchase                                           1,295                        2,436
Bank charges                                            2,014                        2,120
Miscellaneous charges                                   2,981                        3,479
                                                    ---------         6,290      ---------          8,035
                                                                  ---------                     ---------
                                                                    377,777                       203,550

Depreciation:
Fixtures & fittings                                       774
Tooling                                                 1,245                        1,245
Office equipment                                          512                        1,437
Motor vehicles                                         12,658                       11,894
Computer equipment                                     13,195                        6,026
                                                    ---------        28,384      ---------         20,602
                                                                  ---------                     ---------
                                                                    349,393                       182,948

Profit/(Loss) on disposal of fixed assets:
Motor vehicles                                                          108                           (139)
                                                             --------------                 --------------
NET PROFIT                                                   (pound)349,501                 (pound)182,809
                                                             ==============                 ==============


                    This page does not form part of the statutory financial statements

                           Report of the Directors and

                              Financial Statements

                      for the Year Ended 28 February 1997

                                       for

                            Crescent Lighting Limited

                            Crescent Lighting Limited





                        Index to the Financial Statements
                       for the Year Ended 28 February 1997



                                                               Page
       Company Information                                         1
       Report of the Directors                                     2
       Report of the Auditors                                      3
       Profit and Loss Account                                     4
       Balance Sheet                                               5
       Notes to the Financial Statements                           6
       Trading and Profit and Loss Account                        12

                            Crescent Lighting Limited


                              Company Information
                       for the Year Ended 28 February 1997






          DIRECTORS:                      M B Morrison
                                          C B Bertrand
                                          M Perinan
                                          B Barritt





          SECRETARY:                      MB Morrison





          REGISTERED OFFICE:              Mountbarrow House
                                          12 Elizabeth Street
                                          London
                                          SW1W 9RB





          REGISTERED NUMBER:              2297342 (England and Wales)





          AUDITORS:                       Wheawill & Sudworth
                                          Chartered Accountants
                                          & Registered Auditors
                                          Caversham House
                                          4 Gosbrook Road
                                          Caversham
                                          Reading RG4 8BS

                            Crescent Lighting Limited

                             Report of the Directors
                       for the Year Ended 28 February 1997

The directors present their report with the financial statements of the company for the year ended 28 February 1997.

PRINCIPAL ACTIVITIES
The principal activities of the company in the year under review were those of the sale of lighting, fixtures and fittings.

DIRECTORS
The directors during the year under review were:

M B Morrison
C B Bertrand
M Perman
B Barritt

The beneficial interests of the directors holding office on 28 February 1997 in the issued share capital of the company were as follows:

                                           28.2.97                    1.3.96
Ordinary (pound)1 shares
M B Morrison                                 50                         50
C B Bertrand                                 50                         50
M Perman
B Barritt

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

- select suitable accounting policies and then apply them consistently;
- make judgments and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

The auditors, Wheawill & Sudworth, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

/s/ MB Morrison
-----------------------
MB Morrison - SECRETARY

Dated: July 21, 1997

                            Crescent Lighting Limited

                  Report of the Auditors to the Shareholders of
                            Crescent Lighting Limited

We have audited the financial statements on pages four to eleven which have been prepared under the historical cost convention and the accounting policies set out on page six.

Respective responsibilities of directors and auditors

As described on page two the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 28 February 1997 and of its profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985 applicable to small companies.



Wheawill & Sudworth
Chartered Accountants
& Registered Auditors
Caversham House
4 Gosbrook Road
Caversham
Reading RG4 8BS                  Dated:  August 5, 1997

                            Crescent Lighting Limited

                             Profit and Loss Account
                       for the Year Ended 28 February 1997
                                                                    28.2.97                       29.2.96
                                                                   ---------                     ---------
                                         Notes                      (pound)                       (pound)
TURNOVER                                   2                       1,760,942                     1,859,610
Cost of sales                                                      1,019,161                     1,162,861
                                                                   ---------                     ---------
GROSS PROFIT                                                         741,781                       696,749
Administrative expenses                                              558,715                       519,796
                                                                   ---------                     ---------
                                                                     183,066                       176,953
Other operating income                                                     4                            94
                                                                   ---------                     ---------
OPERATING PROFIT                           4                         183,070                       177,047
Interest receivable and
similar income                             5                           2,175                           571
                                                                   ---------                     ---------
                                                                     185,245                       177,618
Interest payable and
similar charges                                                        2,436                         3,193
                                                                   ---------                     ---------
PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                      182,809                       174,425
Tax on profit on ordinary
activities                                 6                          44,877                        46,864
                                                                   ---------                     ---------
PROFIT FOR THE FINANCIAL YEAR
AFTER TAXATION                                                       137,932                       127,561
Retained profit brought forward                                      142,552                        14,991
                                                                   ---------                     ---------
RETAINED PROFIT CARRIED FORWARD                               (pound)280,484                (pound)142,552
                                                                   =========                     =========

CONTINUING OPERATIONS

None of the company's activities were acquired or discontinued during the current and previous years.

TOTAL RECOGNISED GAINS AND LOSSES

The company has no recognised gains or losses other than the profits for the current and previous years.


                The notes form part of these financial statements

                            Crescent Lighting Limited

                                  Balance Sheet
                                28 February 1997
                                                             28.2.97                       29.2.96
                                                      ----------------------        ----------------------
                                         Notes        (pound)        (pound)        (pound)        (pound)
FIXED ASSETS:
Tangible assets                            8                          42,168                        35,204

CURRENT ASSETS:
Stocks                                     9          112,830                       114,172
Debtors                                   10          261,836                       334,923
Cash at bank and in hand                              166,970                       112,686
                                                      -------                       -------
                                                      541,636                       561,781
CREDITORS:     Amounts falling
due within one year                       11          297,223                       446,014
                                                      -------                       -------

NET CURRENT ASSETS:                                                  244,413                       115,767
                                                                    --------                      --------
TOTAL ASSETS LESS CURRENT
LIABILITIES:                                                         286,581                       150,971

CREDITORS:      Amounts falling
due after more than one year              12                           5,997                         8,319
                                                                    --------                      --------
                                                              (pound)280,584                (pound)142,652
                                                                    --------                      --------
CAPITAL AND RESERVES:
Called up share capital                   14                             100                           100
Profit and loss account                                              280,484                       142,552
                                                                    --------                      --------
Shareholders' funds                       16                  (pound)280,584                (pound)142,652
                                                                    ========                      ========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

-----------------------
M B Morrison - DIRECTOR

Approved by the Board on  July 21, 1997
                         ----------------------


                The notes form part of these financial statements

                            Crescent Lighting Limited

                        Notes to the Financial Statements
                       for the Year Ended 28 February 1997

1.   ACCOUNTING POLICIES

     Accounting convention

     The financial statements have been prepared under the historical cost convention.

     Financial Reporting Standard Number 1

     Exemption has been taken from preparing a cash flow statement on the grounds that the company qualifies as a small company.

     Turnover

     Turnover represents net invoiced sales of goods, excluding value added tax.

     Tangible fixed assets

     Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

     Fixtures & fittings - 20% on cost
     Tooling             - 25% on cost
     Office  equipment   - 20% on cost
     Motor vehicles      - 25% on cost
     Computer equipment  - 33 % on cost

     Stocks

     Stock is valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

     Foreign currencies

     Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

     Hire purchase and leasing commitments

     Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

     The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

     Rentals paid under operating leases are charged to the profit and loss account as incurred.

     Pensions

     The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

2.   TURNOVER

     The turnover and profit before taxation are attributable to the principal activities of the company.

     Included in the turnover figure in the financial statements are exports, which amounted to 52.6% (1996-44.9%) of turnover.

                            Crescent Lighting Limited

                        Notes to the Financial Statements
                       for the Year Ended 28 February 1997

3.     STAFF COSTS
                                                                                    28.2.97       29.2.96
                                                                                    (pound)       (pound)
       Pension costs (other than social security costs)                              41,600         52,410
                                                                                    =======        =======

4. OPERATING PROFIT

       The operating profit is stated after charging/(crediting):
                                                                                    28.2.97       29.2.96
                                                                                    (pound)        (pound)

       Other operating leases                                                           748            748
       Depreciation - owned assets                                                   16,078         12,818
       Depreciation - assets on hire purchase contracts                               4,524          4,524
       Loss/(Profit) on disposal of fixed assets                                        139           (429)
       Auditors' remuneration                                                         4,520          5,825
                                                                                    =======        =======
       Directors' emoluments                                                        196,575        204,032
                                                                                    =======        =======

5.     INTEREST RECEIVABLE AND SIMILAR INCOME
                                                                                    28.2.97       29.2.96
                                                                                     (pound)        (pound)
                                                                                    =======        =======
       Deposit account interest                                                       2,175            571

6.     INTEREST PAYABLE AND SIMILAR CHARGES
                                                                                    28.2.97       29.2.96
                                                                                     (pound)        (pound)
       Hire purchase                                                                  2,436          1,757
                                                                                    =======        =======

7. TAXATION

       The tax charge on the profit on ordinary activities for
          the year was as follows:
                                                                                    28.2.97       29.2.96
                                                                                     (pound)        (pound)

       UK Corporation Tax                                                            44,877         46,864
                                                                                    =======        =======


       UK Corporation Tax has been charged at 24.08% (1996 -25%).

                            Crescent Lighting Limited

                        Notes to the Financial Statements
                       for the Year Ended 28 February 1997

8.     TANGIBLE FIXED ASSETS
                                                                     Fixtures                     Office
                                                                    & fittings      Tooling      equipment
                                                                    ----------      -------      ---------
                                                                     (pound)        (pound)        (pound)
       COST:
       At 1 March 1996                                                 4,769          1,875         10,333
       Additions                                                           -          3,105            353
                                                                      ------         ------        -------
       At 28 February 1997                                             4,769          4,980         10,686
                                                                      ------         ------        -------

       DEPRECIATION:
       At 1 March 1996                                                 4,769            619          8,967
       Charge for year                                                     -          1,245          1,437
                                                                      ------         ------        -------
       At 28 February 1997                                             4,769          1,864         10,404

       NET BOOK VALUE:
       At 28 February 1997                                                 -          3,116            282
                                                                      ======         ======        =======
       At 29 February 1996                                                 -          1,256          1,366
                                                                      ======         ======        =======

                                                                      Motor        Computer
                                                                     vehicles      equipment       Totals
                                                                     --------      ---------      --------
                                                                     (pound)        (pound)        (pound)
       COST:
       At 1 March 1996                                                38,666         25,681         81,324
       Additions                                                      25,699          4,248         33,405
       Disposals                                                      (7,786)             -         (7,786)
                                                                      ------         ------        -------
       At 28 February 1997                                            56,579         29,929        106,943
                                                                      ------         ------        -------
       DEPRECIATION:
       At 1 March 1996                                                14,190         17,575         46,120
       Charge for year                                                11,894          6,026         20,602
       Eliminated on disposals                                        (1,947)             -         (1,947)
                                                                      ------         ------        -------
       At 28 February 1997                                            24,137         23,601         64,775
                                                                      ------         ------        -------
       NET BOOK VALUE:
       At 28 February 1997                                            32,442          6,328         42,168
                                                                      ======         ======        =======
       At 29 February 1996                                            24,476          8,106         35,204
                                                                      ======         ======        =======

                            Crescent Lighting Limited

                        Notes to the Financial Statements
                       for the Year Ended 28 February 1997


8.   TANGIBLE FIXED ASSETS - continued

     Fixed assets, included in the above, which are held under hire purchase contracts are as follows:

                                                                     Office         Motor
                                                                    equipment      vehicles        Totals
                                                                    ---------      --------       --------
                                                                     (pound)        (pound)        (pound)
       COST:
       At 1 March 1996                                                 4,086         18,098         22,184
       Transferred to ownership                                       (4,086)             -         (4,086)
                                                                      ------        -------        -------
       At 28 February 1997                                                 -         18,098         18,098
                                                                      ------        -------        -------

       DEPRECIATION:
       At 1 March 1996                                                 3,271          9,048         12,319
       Charge for year                                                     -          4,524          4,524
       Transferred to ownership                                       (3,271)             -         (3,271)
                                                                      ------        -------        -------
       At 28 February 1997                                                 -         13,572         13,572
                                                                      ------        -------        -------

       NET BOOK VALUE:
       At 28 February 1997                                                 -          4,526          4,526
                                                                      ======        =======        =======
       At 29 February 1996                                               815          9,050          9,865
                                                                      ======        =======        =======


9. STOCKS
                                                                                    28.2.97       29.2.96
                                                                                    (pound)        (pound)

       Stock                                                                        112,830        114,172
                                                                                    =======        =======


10.    DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                                    28.2.97       29.2.96
                                                                                    (pound)        (pound)
       Trade debtors                                                                246,486        298,154
       Other debtors                                                                 13,144         33,721
       Prepayments                                                                    2,206          3,048
                                                                                    -------        -------
                                                                                    261,836        334,923
                                                                                    =======        =======

                                     Page 9

                            Crescent Lighting Limited

                        Notes to the Financial Statements
                       for the Year Ended 28 February 1997

11.    CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                                    28.2.97        29.2.96
                                                                                    (pound)        (pound)
       Hire purchase contracts (see note 13)                                          2,322          2,478
       Trade creditors                                                              161,932        274,380
       Directors current accounts                                                    38,374         26,977
       Other creditors                                                               19,121              -
       Social security & other taxes                                                  7,625          5,985
       Taxation                                                                      44,964         44,970
       Accrued expenses                                                              22,885         91,224
                                                                                    -------        -------
                                                                                    297,223        446,014
                                                                                    =======        =======
12.    CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
                                                                                    28.2.97        29.2.96
                                                                                    (pound)        (pound)
       Hire purchase contracts
             (see note 13)                                                            5,997          8,319
                                                                                    =======        =======

13.    OBLIGATIONS UNDER HIRE PURCHASE CONTRACTS AND LEASES
                                                                                            Hire
                                                                                          purchase
                                                                                          contracts
                                                                                    28.2.97        29.2.96
                                                                                    (pound)        (pound)
       Gross obligations repayable:
       Within one year                                                                3,707          3,999
       Between one and five years                                                     9,576          9,589
                                                                                    -------        -------
                                                                                     13,283         13,588
                                                                                    -------        -------
       Finance charges repayable:
       Within one year                                                                1,385          1,521
       Between one and five years                                                     3,579          1,270
                                                                                    -------        -------
                                                                                      4,964          2,791
                                                                                    -------        -------
       Net obligations repayable:
       Within one year                                                                2,322          2,478
       Between one and five years                                                     5,997          8,319
                                                                                    -------        -------
                                                                                      8,319         10,797
                                                                                    =======        =======


                            Crescent Lighting Limited

                        Notes to the Financial Statements
                       for the Year Ended 28 February 1997

13.    OBLIGATIONS UNDER HIRE PURCHASE CONTRACTS AND LEASES - continued

       The following payments are committed to be paid within one year:
                                                                                         Operating
                                                                                           leases
                                                                                    28.2.97        29.2.96
                                                                                    (pound)        (pound)
       Expiring:
       Between one and five years                                                       748            748
                                                                                        ===            ===

4.    CALLED UP SHARE CAPITAL
       Authorised, allotted, issued and fully paid:
       Number:        Class:                                     Nominal            28.2.97        29.2.96
                                                                  value:            (pound)        (pound)
       100            Ordinary                               (pound)1                   100            100
                                                                                        ===            ===


15.    PENSION COMMITMENTS

       The company operates a defined contribution pension scheme on behalf of its directors and certain employees. The assets of the scheme are held separately from those of the company in an independently administered fund. Contributions are paid based upon the recommendation of a qualified actuary. The annual commitment under this scheme is for contributions of (pound)41,600 (1996: (pound)52,410).

16.    RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                                                                                    28.2.97        29.2.96
                                                                                    (pound)        (pound)
       Profit for the financial year                                                137,932        127,561
                                                                                    -------        -------
       NET ADDITION TO SHAREHOLDERS' FUNDS                                          137,932        127,561
       Opening shareholders' funds                                                  142,652         15,091
                                                                                    -------        -------
       CLOSING SHAREHOLDERS' FUNDS                                                  280,584        142,652
                                                                                    =======        =======
       Equity interests                                                             280,584        142,652
                                                                                    =======        =======

                                         Crescent Lighting Limited


                                    Trading and Profit and Loss Account
                                    for the Year Ended 28 February 1997

                                                              28.2.97                       29.2.96
                                                    ------------------------      ------------------------
                                                      (pound)        (pound)        (pound)        (pound)
Income:
Turnover                                            1,705,091                     1,859,610
Commission received                                    55,851                             -
                                                    ---------                     ---------
                                                                   1,760,942                     1,859,610

Cost of sales:
Opening stock                                         124,641                        66,786
Purchases                                           1,000,133                     1,204,932
Sub-contractors                                         1,389                        15,784
                                                    ---------                     ---------
                                                    1,126,163                     1,287,502
Closing stock                                        (107,002)                     (124,641)
                                                    ---------                     ---------
                                                                   1,019,161                     1,162,861
                                                                   ---------                     ---------
GROSS PROFIT                                                         741,781                       696,749

Other income:
Discounts received                                          4                            94
Deposit account interest                                2,175                           571
                                                    ---------                     ---------
                                                                       2,179                           665
                                                                   ---------                     ---------
                                                                     743,960                       697,414

Expenditure:
Directors' remuneration                               154,978                       151,622
Social security                                        15,747                        15,498
Pension contributions                                  41,600                        52,410
Wages                                                  98,176                        69,640
Social security                                        15,786                         5,910
Printing & stationery                                   6,917                         6,413
Telephone, telex & fax                                  9,931                        11,244
Postage & carriage                                      4,661                         4,235
Motor expenses                                         12,245                        14,343
Other operating leases                                    748                           748
Repairs & renewals                                      2,524                         6,971
Sundry expenses                                         5,677                         6,011
Audit & accountancy                                     4,520                         5,825
Consultancy fees                                        6,750
Professional fees & insurance                           2,470                        11,725
Subsistence                                             3,952                         3,083
Travel & entertainment                                 14,393                        10,736
Commission paid                                        24,151                        54,039
Advertising & publicity                                13,032                        30,541
Bad debts                                                  83                           585
Design & development work                               1,256                         3,055
Discounts allowed                                       4,340                         5,291
Freight & insurance                                    35,673                        41,251
Exchange difference                                         -                       (40,439)
Subscriptions & donations                                 174                           328
                                                      -------        -------        -------        -------
Carried forward                                       479,784        743,960        471,065        697,414

         This page does not form part of the statutory financial statements

                                     Page l2

                                         Crescent Lighting Limited


                                    Trading and Profit and Loss Account
                                    for the Year Ended 28 February 1997

                                                             28.2.97                       29.2.96
                                                      ----------------------        ----------------------
                                                      (pound)        (pound)        (pound)        (pound)
Brought forward                                       479,784        743,960        471,065        697,414
Rent & rates                                           28,479                       28,951
Insurance                                              22,508                            -
Light & heat                                            1,604                        1,427
                                                      -------                       -------
                                                                     532,375                       501,443
                                                                     -------                       -------
                                                                     211,585                       195,971

Finance costs:
Bank interest                                               -                           192
Other interest                                              -                         1,166
Interest on late taxation                                   -                            78
Hire purchase                                           2,436                         1,757
Bank charges                                            2,120                         1,440
Miscellaneous charges                                   3,479                             -
                                                      -------                       -------
                                                                       8,035                        4,633
                                                                     -------                       -------
                                                                     203,550                       191,338

Depreciation:
Fixtures & fittings                                         -                           637
Tooling                                                 1,245                           469
Office equipment                                        1,437                         1,367
Motor vehicles                                         11,894                         9,666
Computer equipment                                      6,026                         5,203
                                                      -------                       -------
                                                                      20,602                        17,342
                                                                     -------                       -------
                                                                     182,948                       173,996
(Loss)/Profit on disposal of fixed assets:
Motor vehicles                                                          (139)                          429
                                                                     -------                       -------
NET PROFIT                                                    (pound)182,809                (pound)174,425
                                                                     =======                       =======

        This page does not form part of the statutory financial statements

                           Report of the Directors and

                              Financial Statements

                    for the Year Ended 29 February 1996 for

                            Crescent Lighting Limited

                            Crescent Lighting Limited


                        Index to the Financial Statements
                       for the Year Ended 29 February 1996


                                                          Page

             Company Information                           1
             Report of the Directors                       2
             Report of the Auditors                        3
             Profit and Loss Account                       4
             Balance Sheet                                 5
             Notes to the Financial Statements             6
             Trading and Profit and Loss Account          12

                            Crescent Lighting Limited


                               Company Information
                       for the Year Ended 29 February 1996



               DIRECTORS:                   M B Morrison
                                            C B Bertrand
                                            M Perman
                                            B Barritt



               SECRETARY:                   MB Morrison



               REGISTERED OFFICE:           Mountbarrow House
                                            12 Elizabeth Street
                                            London
                                            SW1W 9RB



               REGISTERED NUMBER:           2297342 (England and Wales)



               AUDITORS:                    Wheawill & Sudworth
                                            Chartered Accountants
                                            & Registered Auditors
                                            Caversham House
                                            4 Gosbrook Road
                                            Caversham
                                            Reading RG4 8BS

                            Crescent Lighting Limited


                             Report of the Directors
                       for the Year Ended 29 February 1996

The directors present their report with the financial statements of the company for the year ended 29 February 1996.

PRINCIPAL ACTIVITIES

The principal activities of the company in the year under review were those of the sale of lighting, fixtures and fittings.

DIRECTORS

The directors during the year under review were:

M B Morrison
C B Bertrand
M Perman
B Barritt

The beneficial interests of the directors holding office on 29 February 1996 in the issued share capital of the company were as follows:

                                              29.2.96                    1.3.95
Ordinary (pound)1 shares

MB Morrison                                     50                         50
C B Bertrand                                    50                         50
M Perman                                        --                         --
B Barritt                                       --                         --

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

-    select suitable accounting policies and then apply them consistently;
-    make judgments and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

The auditors, Wheawill & Sudworth, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

In preparing this report, the directors have taken advantage of special exemptions applicable to small companies conferred by Part II of Schedule 8 to the Companies Act 1985.

ON BEHALF OF THE BOARD:

MB Morrison - SECRETARY

       /s/ MB Morrison
      -------------------------


Dated: September 2, 1996
       ------------------------

                            Crescent Lighting Limited


                  Report of the Auditors to the Shareholders of
                            Crescent Lighting Limited

We have audited the financial statements on pages four to eleven which have been prepared under the historical cost convention and the accounting policies set out on page six.

Respective responsibilities of directors and auditors

As described on page two the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 29 February 1996 and of its profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985 applicable to small companies.

/s/ Wheawill & Sudworth
-----------------------------


Wheawill & Sudworth
Chartered Accountants
& Registered Auditors
Caversham House
4 Gosbrook Road
Caversham
Reading RG4 8BS                            Dated: 6th September 1996
                                                  ------------------------------

                                                      Crescent Lighting Limited


                                                       Profit and Loss Account
                                                 for the Year Ended 29 February 1996

                                                                                                29.2.96                     28.2.95
                                                                                               ---------                   ---------
                                                       Notes                                    (pound)                     (pound)
TURNOVER                                                 2                                     1,859,610                     863,047
Cost of sales                                                                                  1,162,861                     509,809
                                                                                               ---------                   ---------
GROSS PROFIT                                                                                     696,749                     353,238
Administrative expenses                                                                          519,796                     331,643
                                                                                               ---------                   ---------
                                                                                                 176,953                      21,595
Other operating income                                                                                94                       3,053
                                                                                               ---------                   ---------
OPERATING PROFIT                                         3                                       177,047                      24,648
Interest receivable and similar income                   4                                           571                        --
                                                                                               ---------                   ---------
                                                                                                 177,618                      24,648
Interest payable and similar charges                                                               3,193                       6,314
                                                                                               ---------                   ---------
PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                                                  174,425                      18,334
Tax on profit on ordinary activities                                                              46,864                       5,620
                                                                                               ---------                   ---------
PROFIT FOR THE FINANCIAL YEAR AFTER TAXATION                                                     127,561                      12,714
Retained profit brought forward                                                                   14,991                       2,277
                                                                                               ---------                   ---------
RETAINED PROFIT CARRIED FORWARD                                                           (pound)142,552              (pound) 14,991
                                                                                               =========                   =========


CONTINUING OPERATIONS

None of the company's activities were acquired or discontinued during the current and previous years.

TOTAL RECOGNISED GAINS AND LOSSES

The company has no recognised gains or losses other than the profits for the current and previous years.


                The notes form part of these financial statements

                                                 Crescent Lighting Limited


                                                       Balance Sheet
                                                      29 February 1996

                                                                            29.2.96                               28.2.95
                                                                    --------------------------            --------------------------
                                            Notes                   (pound)            (pound)            (pound)            (pound)
FIXED ASSETS:
Tangible assets                               5                                         35,204                                25,988

CURRENT ASSETS:
Stocks                                        6                     114,172                                66,786
Debtors                                       7                     334,923                               135,629
Cash at bank and in hand                                            112,686                                36,295
                                                                    -------                               -------
                                                                    561,781                               238,710
CREDITORS: Amounts falling due
  within one year                             8                     446,014                               226,811
                                                                    -------                               -------
NET CURRENT ASSETS:                                                                    115,767                                11,899
                                                                                       -------                                ------

TOTAL ASSETS LESS CURRENT LIABILITIES:                                                 150,971                                37,887

CREDITORS: Amounts falling
  due after more than one year                9                                          8,319                                22,796
                                                                                       -------                                ------
                                                                                (pound)142,652                        (pound) 15,091
                                                                                       =======                                ======


CAPITAL AND RESERVES:
Called up share capital                       11                                           100                                   100
Profit and loss account                                                                142,552                                14,991
                                                                                       -------                                ------
Shareholders' funds                           13                                (pound)142,652                        (pound) 15,091
                                                                                       =======                                ======


In preparing these financial statements, the directors have taken advantage of special exemptions applicable to small companies conferred by Part I of Schedule 8 to the Companies Act 1985. The directors have done so on the grounds that, in their opinion, the company is entitled to the benefit of those exemptions because it meets the qualifying conditions for small companies as stated in
Section 247 of the Companies Act 1985.


ON BEHALF OF THE BOARD:


MB Morrison - DIRECTOR           /s/ MB Morrison
                                -------------------------

Approved by the Board on 2/9/96
                         -------


                The notes form part of these financial statements

                            Crescent Lighting Limited


                        Notes to the Financial Statements
                       for the Year Ended 29 February 1996


1.   ACCOUNTING POLICIES

     Accounting convention

     The financial statements have been prepared under the historical cost convention.

     Financial Reporting Standard Number 1

     Exemption has been taken from preparing a cash flow statement on the grounds that the company qualifies as a small company.

     Turnover

     Turnover represents net invoiced sales of goods, excluding value added tax.

     Tangible fixed assets

     Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

     Fixtures & fittings         - 20% on cost
     Tooling                     - 25% on cost
     Office equipment            - 20% on cost
     Motor vehicles              - 25% on cost
     Computer equipment          - 33% on cost

     Stocks

     Stock is valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

     Hire purchase and leasing commitments

     Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

     The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

     Rentals paid under operating leases are charged to the profit and loss account as incurred.

     Pensions

     The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.


2.   TURNOVER

     The turnover and profit before taxation are attributable to the principal activities of the company.

     Included in the turnover figure in the financial statements are exports, which amounted to 44.9% (1995-32.3%) of turnover.

                            Crescent Lighting Limited


                        Notes to the Financial Statements
                       for the Year Ended 29 February 1996


3.   OPERATING PROFIT

     The operating profit is stated after charging/(crediting):

                                                           29.2.96      28.2.95
                                                           (pound)      (pound)

     Other operating leases                                    748          878
     Depreciation - owned assets                            17,342        5,577
     Depreciation - assets on hire purchase
       or finance leases                                      --          5,341
     Profit on disposal of fixed assets                       (429)        (699)
     Auditors' remuneration                                  5,825        3,075
                                                           =======      =======

     Directors' emoluments                                 204,032      128,478
                                                           =======      =======


4.   INTEREST RECEIVABLE AND SIMILAR INCOME

                                                           29.2.96      28.2.95
                                                           (pound)      (pound)

     Deposit account interest                                  571        --
                                                           =======      =======


5.   TANGIBLE FIXED ASSETS
                                             Fixtures                   Office
                                            & fittings     Tooling     equipment
                                            ----------     -------     ---------
                                              (pound)      (pound)      (pound)

     COST:
     At 1 March 1995                            4,769          600       10,333
     Additions                                   --          1,275         --
                                               ------       ------       ------
     At 29 February 1996                        4,769        1,875       10,333
                                               ------       ------       ------
     DEPRECIATION:
     At 1 March 1995                            4,132          150        7,600
     Charge for year                              637          469        1,367
                                               ------       ------       ------
     At 29 February 1996                        4,769          619        8,967
                                               ------       ------       ------
     NET BOOK VALUE:
     At 29 February 1996                         --          1,256        1,366
                                               ======       ======       ======
     At 28 February 1995                          637          450        2,733
                                               ======       ======       ======

                            Crescent Lighting Limited


                        Notes to the Financial Statements
                       for the Year Ended 29 February 1996

                                                Motor      Computer
                                               vehicles    equipment     Totals
                                               --------    ---------    -------
                                               (pound)      (pound)     (pound)

     COST:
     At 1 March 1995                            25,793       15,194      56,689
     Additions                                  20,568       10,486      32,329
     Disposals                                  (7,695)        --        (7,695)
                                               -------      -------     -------
     At 29 February 1996                        38,666       25,680      81,323
                                               -------      -------     -------

     DEPRECIATION:
     At 1 March 1995                             6,448       12,371      30,701
     Charge for year                             9,666        5,203      17,342
     Eliminated on disposals                    (1,924)        --        (1,924)
                                               -------      -------     -------
     At 29 February 1996                        14,190       17,574      46,119
                                               -------      -------     -------

     NET BOOK VALUE:
     At 29 February 1996                        24,476        8,106      35,204
                                               =======      =======     =======
     At 28 February 1995                        19,345        2,823      25,988
                                               =======      =======     =======


     Fixed assets, included in the above, which are held under hire purchase or finance leases are as follows:

                                                Office       Motor
                                               equipment    vehicles    Totals
                                               ---------   ---------    -------
                                               (pound)      (pound)     (pound)

     COST:
     At 1 March 1995
     and 29 February 1996                        4,086       18,098      22,184
                                               -------      -------     -------

     DEPRECIATION:
     At 1 March 1995
     and 29 February 1996                        3,271        4,524       7,795
                                               -------      -------     -------

     NET BOOK VALUE:
     At 29 February 1996                           815       13,574      14,389
                                               =======      =======     =======
     At 28 February 1995                           815       13,574      14,389
                                               =======      =======     =======


6.   STOCKS
                                                            29.2.96     28.2.95
                                                            (pound)     (pound)

     Stock                                                  114,172      66,786
                                                            =======     =======

                            Crescent Lighting Limited


                        Notes to the Financial Statements
                       for the Year Ended 29 February 1996


7.   DEBTORS: AMOUNTS FALLING
     DUE WITHIN ONE YEAR

                                                       29.2.96           28.2.95
                                                       (pound)           (pound)

     Trade debtors                                     298,154           131,106
     Other debtors                                      33,721             1,000
     Prepayments                                         3,048             3,523
                                                       -------           -------
                                                       334,923           135,629
                                                       =======           =======


8.   CREDITORS: AMOUNTS FALLING
     DUE WITHIN ONE YEAR

                                                           29.2.96       28.2.95
                                                           (pound)       (pound)

     Hire purchase and finance leases
         (see note 10)                                       2,478         2,944
     Trade creditors                                       274,380       129,844
     Directors current accounts                             26,977        52,977
     Social security & other taxes                           5,985         3,243
     Taxation                                               44,970         5,620
     Accrued expenses                                       91,224        32,183
                                                           -------       -------
                                                           446,014       226,811
                                                           =======       =======


9.   CREDITORS: AMOUNTS FALLING
     DUE AFTER MORE THAN ONE YEAR

                                                           29.2.96       28.2.95
                                                           (pound)       (pound)

     Directors loan                                           --          12,000
     Hire purchase and finance leases
         (see note 10)                                       8,319        10,796
                                                           -------       -------
                                                             8,319        22,796
                                                           =======       =======

                            Crescent Lighting Limited


                        Notes to the Financial Statements
                       for the Year Ended 29 February 1996


10.  OBLIGATIONS UNDER HIRE PURCHASE CONTRACTS AND LEASES

                                                                    Hire
                                                                  purchase
                                                                 contracts
                                                            29.2.96      28.2.95
                                                            (pound)      (pound)

     Cross obligations repayable:
     Within one year                                         3,999         4,701
     Between one and five years                              9,589        13,569
                                                            ------        ------
                                                            13,588        18,270
                                                            ------        ------
     Finance charges repayable:
     Within one year                                         1,521         1,757
     Between one and five years                              1,270         2,773
                                                            ------        ------
                                                             2,791         4,530
                                                            ------        ------

     Net obligations repayable:
     Within one year                                         2,478         2,944
     Between one and five years                              8,319        10,796
                                                            ------        ------
                                                            10,797        13,740
                                                            ======        ======


     The following payments are committed to be paid within one year:

                                                                 Operating
                                                                  leases
                                                            29.2.96      28.2.95
                                                            (pound)      (pound)

      Expiring:
      Between one and five years                               748           748
                                                            ======        ======


11.  CALLED UP SHARE CAPITAL

     Authorised, allotted, issued and fully paid:
     Number:        Class:              Nominal            29.2.96       28.2.95
                                         value:            (pound)       (pound)

     100            Ordinary            (pound)1               100           100
                                                            ======        ======


12.  PENSION COMMITMENTS

     The company operates a defined contribution pension scheme on behalf of its directors and certain employees. The assets of the scheme are held separately from those of the company in an independently administered fund. Contributions are paid based upon the recommendation of a qualified actuary. The annual commitment under this scheme is for contributions of (pound)52,410 (1995: (pound)12,400).

                            Crescent Lighting Limited


                        Notes to the Financial Statements
                       for the Year Ended 29 February 1996


13.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                            29.2.96      28.2.95
                                                            (pound)      (pound)

     Profit for the financial year                          127,561       12,714
                                                            -------      -------

     NET ADDITION TO SHAREHOLDERS' FUNDS                    127,561       12,714
     Opening shareholders' funds                             15,091        2,377
                                                            -------      -------

     CLOSING SHAREHOLDERS' FUNDS                            142,652       15,091
                                                            =======      =======
     Equity interests                                       142,652       15,091
                                                            =======      =======

                                                      Crescent Lighting Limited


                                                 Trading and Profit and Loss Account
                                                 for the Year Ended 29 February 1996

                                                                        29.2.96                                  28.2.95
                                                            -------------------------------          -------------------------------
                                                             (pound)               (pound)            (pound)               (pound)
Income:
Turnover                                                                          1,859,610                                  863,047

Cost of sales:
Opening stock                                                   66,786                                   59,765
Purchases                                                    1,204,932                                  516,643
Sub-contractors                                                 15,784                                      187
                                                            ----------                               ----------
                                                             1,287,502                                  576,595
Closing stock                                                 (124,641)                                 (66,786)
                                                            ----------                               ----------
                                                                                  1,162,861                                  509,809
                                                                                 ----------                               ----------
GROSS PROFIT                                                                        696,749                                  353,238

Other income:
Discounts received                                                  94                                     --
Commission received                                               --                                      3,053
Deposit account interest                                           571                                     --
                                                            ----------                               ----------
                                                                                        665                                    3,053
                                                                                 ----------                               ----------
                                                                                    697,414                                  356,291

Expenditure:
Directors' remuneration                                        151,622                                  116,078
Social security                                                 15,498                                   11,972
Pension contributions                                           52,410                                   12,400
Wages                                                           69,640                                   31,270
Social security                                                  5,910                                    3,642
Printing & stationery                                            6,413                                    3,743
Telephone, telex & fax                                          11,244                                   10,317
Postage & carriage                                               4,235                                    4,229
Motor expenses                                                  14,343                                    8,416
Other operating leases                                             748                                      878
Repairs & renewals                                               6,971                                    1,447
Sundry expenses                                                  6,011                                    5,323
Audit & accountancy                                              5,825                                    3,075
Professional fees & insurance                                   11,725                                   11,551
Subsistence                                                      3,083                                    1,461
Travel & entertainment                                          10,736                                    3,923
Commission paid                                                 54,039                                   29,129
Advertising & publicity                                         30,541                                   29,567
Bad debts                                                          585                                       (5)
Design & development work                                        3,055                                      218
Discounts allowed                                                5,291                                    5,379
Freight & insurance                                             41,251                                   26,696
Exchange difference                                            (40,439)                                 (32,234)
Subscriptions & donations                                          328                                      262
Rent & rates                                                    28,951                                   28,750
                                                            ----------           ----------          ----------           ----------
Carried forward                                                500,016              697,414             317,487              356,291


                                 This page does not form part of the statutory financial statements

                                                      Crescent Lighting Limited


                                                 Trading and Profit and Loss Account
                                                 for the Year Ended 29 February 1996

                                                                                29.2.96                             28.2.95
                                                                       -------------------------           -------------------------
                                                                       (pound)           (pound)           (pound)           (pound)
Brought forward                                                        500,016           697,414           317,487           356,291
Light & heat                                                             1,427                               1,375
                                                                       -------                             -------
                                                                                         501,443                             318,862
                                                                                         -------                             -------
                                                                                         195,971                              37,429

Finance costs:
Bank interest                                                              192                                  11
Other interest                                                           1,166                               5,648
Interest on late taxation                                                   78                                --
Hire purchase                                                            1,757                                 655
Bank charges                                                             1,440                                 952
Miscellaneous charges                                                     --                                 1,610
                                                                       -------                             -------
                                                                                           4,633                               8,876
                                                                                         -------                             -------
                                                                                         191,338                              28,553

Depreciation:
Fixtures & fittings                                                        637                                 953
Plant & machinery                                                          469                                 150
Office equipment                                                         1,367                               1,659
Motor vehicles                                                           9,666                               6,448
Computer equipment                                                       5,203                               1,708
                                                                       -------                             -------
                                                                                          17,342                              10,918
                                                                                         -------                             -------
                                                                                         173,996                              17,635

Profit on disposal of fixed assets:
Motor vehicles                                                             429                                 400
Computer equipment                                                        --                                   299
                                                                       -------                             -------
                                                                                             429                                 699
                                                                                         -------                             -------
NET PROFIT                                                                       (pound) 174,425                      (pound) 18,334
                                                                                         =======                             =======

                                 This page does not form part of the statutory financial statements